                                                                   EXHIBIT 10.12

                        CLARK REFINING & MARKETING, INC.

                                AMENDMENT NO. 2
                              TO CREDIT AGREEMENT


          This AMENDMENT NO. 2 (the "Amendment") is dated as of November 7, 1997 and entered into by and among Clark Refining & Marketing, Inc., a Delaware corporation (the "Borrower"), Bankers Trust Company, a New York Banking corporation, as Administrative Agent and Collateral Agent, The Toronto-Dominion Bank, a Canadian chartered bank, as Syndication Agent, and BankBoston, N.A., a national banking association, as Documentation Agent, and the other financial institutions party hereto. This Amendment amends the Credit Agreement (as amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement") dated as of September 25, 1997 by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, the parties hereto entered into the Credit Agreement, which provides for a loan facility to the Borrower;

          WHEREAS, the parties hereto desire to make certain amendments to the Credit Agreement as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows;


                                   Article I

                       AMENDMENTS TO THE CREDIT AGREEMENT

          1.01 Amendment to Section 1.01 of the Credit Agreement.

               (a) The following definitions shall be inserted in Section 1.01 of the Credit Agreement:

          "Agents" means the Administrative Agent, the Syndication Agent and the Documentation Agent, collectively.

          "Floating and Fixed Rate Notes" means the senior and subordinated, as the case may be, Floating and Fixed Rate Notes or loans to be issued under the Floating and Fixed Rate Note Indentures in an aggregate amount not to exceed $400,000,000 for the purposes described in, and otherwise in accordance with,
Section 8.05(i).

          "Floating and Fixed Rate Note Indentures" means each of the indentures and/or credit agreements to be entered into by the Company pursuant to which the Floating and Fixed Rate Notes are to be issued.

               (b) The definition of "Cumulative Cash Flow" shall be amended by deleting the words "Senior Notes" from clause (b)(v) thereto and inserting the words "9-1/2% Notes or the Floating and Fixed Rate Notes" in lieu thereof.

               (c) The definition of "Institutional Finance Documents" shall be amended by deleting the words "the Senior Notes, the Senior Note Indenture" therein and inserting the words "the 9-1/2% Notes, the 9-1/2% Note Indentures, the Floating and Fixed Rate Notes, the Floating and Fixed Rate
     Note Indentures" in lieu thereof.

               (d) The definition of "Holdings Note Indentures" shall be amended by changing its name to "Holdings Note Indenture", by deleting clause (i) thereof in its entirety and by deleting the words "and (ii)" therein.

               (e) The definition of "Holdings Notes" shall be amended by deleting clause (i) thereof in its entirety and by deleting the words "and
     (ii)" therein.

               (f) The definitions of "Senior Notes", "Senior Note Indentures", "10-1/2% Notes" and "10-1/2% Note Indenture" shall be deleted from Section
     1.01 of the Credit Agreement.

               (g) All references to the "Holdings Note Indentures" in the Credit Agreement shall be construed to refer to the "Holdings Note Indenture".

          1.02 Amendment to Section 6.24. Section 6.24 of the Credit Agreement shall be deleted in its entirety and the following Section 6.24 shall be inserted in lieu thereof (provided that, until the Holdings Senior Secured Zero Coupon Notes due 2000 are repurchased or redeemed in whole, that portion of existing Section 6.24 relating to the indenture governing such Notes shall continue in effect):

          "6.24 Holdings Note Indenture, 9-1/2% Note Indenture and Floating and Fixed Rate Note Indentures. The Indebtedness to be incurred by the Company under this Agreement will be (i) "Permitted Indebtedness" under the Floating and Fixed Rate Note Indentures pursuant to the definition of such term contained therein and (ii) "Permitted Indebtedness" under the 9-1/2% Note Indenture pursuant to clause (ii) of the definition of such term contained in the 9-1/2%
Note Indenture as this Agreement constitutes a refinancing, renewal, extension, refunding or replacement of the Existing Credit Agreement (which constitutes the "Credit Agreement" as defined in the 9-1/2% Note Indenture). The Loan Documents, when executed and delivered by the parties thereto, are the "Credit Agreement" as such term is used in clause (b) of Section 1016 of the 9-1/2% Note Indenture. The execution, delivery and performance of the Loan Documents and the provisions contained herein and therein do not contravene or conflict with, result in a breach or violation of, or constitute a default under any of the terms, conditions or provisions of the Holdings Note Indenture, the Holdings Notes, the 9-1/2% Note Indenture, the 9-1/2% Notes, the Floating and Fixed Rate Note Indenture or the Floating and Fixed Rate Notes."

          1.03  Amendment to Section 8.05.

               (a) Clause (g) of Section 8.05 of the Credit Agreement shall be amended by deleting the words "Senior Notes" therein and inserting the words "9-1/2% Notes or the Floating and Fixed Rate Notes" in lieu thereof and by deleting the words "Senior Note Indentures" therein and inserting the words "9-1/2% Note Indenture and/or the applicable Floating and Fixed Rate Note Indenture" in lieu thereof.

               (b) Clause (h) of Section 8.05 of the Credit Agreement shall be deleted in its entirety and the following clause (h) shall be inserted in lieu thereof:

     "(h) Indebtedness incurred by Unrestricted Subsidiaries to the extent permitted under the 9-1/2% Note Indenture, the Holdings Note Indenture and the Floating and Fixed Rate Note Indentures;".

               (c) The following clause (i) shall be inserted after clause (h) of Section 8.05 of the Credit Agreement and clause (i) shall be re-lettered as clause (j):

     "(i) Indebtedness of the Company, in an aggregate amount not to exceed $400,000,000 (in the form of floating and fixed rate notes or loans), incurred to refinance in whole the 10-1/2% Notes and to replenish the Company's cash reserves following a dividend payment to Holdings, the proceeds of which will have been or shall be used to repurchase and/or redeem in whole the Holdings Senior Secured Zero Coupon Notes due 2000 and to pay certain fees and expenses, which Indebtedness shall be substantially on the terms set forth in the 1997 Refinancing Indebtedness Term Sheet attached hereto as Annex I and such other terms (including, as applicable, as to subordination) as are satisfactory to the Agents in their discretion; provided, that a minimum of $250,000,000 of such Indebtedness provides for a fixed interest rate and $175,000,000 of such $250,000,000 of Indebtedness is subordinated in right of payment to all the Obligations; and".


          1.04  Amendments to Section 8.11.

               (a) Section 8.11 of the Credit Agreement shall be amended by inserting the following clause (c) at the end of the first proviso thereof:

     "and (c) redeem the 10-1/2% Notes in accordance with Section 8.05(i)".

               (b)  Clause (iii) and clause (b) of the first proviso in Section
8.11 of the Credit Agreement shall be amended by deleting the words "Senior Notes" each place where such words appear and inserting the words "9-1/2% Notes or the Floating and Fixed Rate Notes" in lieu thereof and by deleting clause (c) in its entirety and inserting the following clause (c) in lieu thereof:

     "(c) in addition to clause (b) above, prepay or redeem not more than 35% of the aggregate principal amount of the Floating and Fixed Rate Notes originally issued which bear a fixed interest rate, with the proceeds received from the issuance of Capital Stock of the Company or Holdings in accordance with the terms of such Notes as in effect on the dates of their respective indentures or credit agreements".

          1.05 Amendments to Section 8.16. Clause (c) of Section 8.16 of the Credit Agreement shall be amended by deleting the amount "$300,000,000" and inserting the amount "$280,000,000" in lieu thereof and by inserting at the end of such clause the following proviso:

     "provided, that such required amount shall be decreased by an amount equal to the cash and non-cash equity adjustments of the Company in respect of matters identified to the Administrative Agent prior to November 7, 1997, in an aggregate amount not to exceed $80,000,000 (a maximum of $10,000,000 of which may be cash equity adjustments), at the time any such adjustments are actually made".

          1.06 Amendments to Section 8.18. Section 8.18 of the Credit Agreement shall be amended by deleting the words "any of the Senior Notes," and inserting the words "any of the 9-1/2% Notes, any of the Floating and Fixed Rate Notes," in lieu thereof and deleting the words "Senior Note Indentures" and inserting the words "the 9-1/2% Note Indenture, the Floating and Fixed Rate Note Indentures," in lieu thereof.

          1.07  Amendment to Section 9.01.

          (a) Section 9.01(e) of the Credit Agreement shall be amended by inserting the following proviso at the end thereof:

     "(it being understood that the obligation of the Company to offer to repurchase the 9-1/2% Notes, the 10-1/2% Notes or the Holdings Notes arising solely out of the sale by TrizecHahn of all of its equity interest in the Company to one or more of the Fund Affiliates shall not itself be deemed an Event of Default under this Section 9.01(e))".

          (b) Section 9.01 (o) of the Credit Agreement shall be amended by deleting the provisos at the end thereof.

          1.08 Addition of Annex I. Annex I attached hereto shall be attached to the Credit Agreement as Annex I to the Credit Agreement.

          1.09 Extensions of Credit. It shall be a condition precedent to the making of each Loan and the issuance of each Letter of Credit that (a) the Obligations in respect thereof will be "Senior Debt" as such term will be defined in the indenture or credit agreement relating to the Floating and Fixed Rate Notes that are senior subordinated and (b) each Notice of Borrowing and L/C Request will contain a representation and warranty by the Company to that effect.


                                  Article II

                          EFFECTIVENESS OF AMENDMENTS

          2.01  Effectiveness of Amendments under Section 1.01 (a), 1.03(c),
1.04 (a), 1.07(a) and 1.08.  The provisions of Sections 1.01(a), 1.03(c),
1.04(a), 1.07(a) and 1.08 of this Amendment shall become effective on the opening of business in New York on the Business Day on which the Administrative Agent has notified the Borrower and the Banks that the Administrative Agent has executed a counterpart signature page of this Amendment and has received executed counterpart signature pages of this Amendment from the Borrower and the Majority Banks.

          2.02  Effectiveness of Amendments under Sections 1.01(b) - (g), 1.02,
1.03 (a) and (b), 1.04(b), 1.06, 1.07(b) and 1.09.  The provisions of Sections
1.01 (b) - (g), 1.02, 1.03 (a) and (b), 1.04(b), 1.06, 1.07(b) and 1.09 shall become effective concurrently with the issuance of the Floating and Fixed Rate Notes.

          2.03 Effectiveness of Amendments under Section 1.05. The provisions of Section 1.05 shall become effective concurrently with the Company's payment to Holdings of the dividend described in Section 8.05(i) of the Credit Agreement, as amended hereby.

                                  Article III

                                 MISCELLANEOUS

          3.01 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

               (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

               (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other Loan Documents.

          3.02 Representations and Warranties; No Default or Event of Default. On the date of effectiveness of any of the amendments herein (after giving effect to the consummation of the transactions contemplated by this Amendment to have occurred on or prior to such date), the Borrower shall be deemed to have certified to the Banks that, after giving effect to the amendments contained herein that become effective on such date all of the representations and warranties contained in the Credit Agreement are true and correct on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent (x) the representations and warranties set forth in Section
6.05 of the Credit Agreement relate to any litigation which has been specifically disclosed to the Banks and which has been added to Schedule 6.05 to the Credit Agreement with the written approval of the Majority Banks and (y) the representation and warranty set forth in Section 6.25 of the Credit Agreement relates to any event or condition which has been specifically disclosed to the Banks and which has been added to Schedule 6.25 to the Credit Agreement with the written approval of the Majority Banks).

          3.03 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          3.04 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          3.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.



                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

                      Amendment No. 2 to Credit Agreement


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                    CLARK REFINING & MARKETING, INC.


                    By: /s/ Jeffrey S. Beyersdorfer
                        -------------------------------
                          Name: Jeffrey S. Beyersdorfer
                          Title: Vice President--Corporate Development




                              AGENTS
                              ------

                    BANKERS TRUST COMPANY
                      as Administrative Agent
                      and Collateral Agent


                    By: /s/ Bruce W. Addison
                        -------------------------------
                          Name: Bruce W. Addison
                          Title: Vice President



                    THE TORONTO DOMINION BANK
                      as Syndications Agent


                    By: /s/ David G. Parker
                        -------------------------------
                          Name: David G. Parker
                          Title: Manager Credit Admin



                    BANKBOSTON, N.A.
                      as Documentation Agent


                    By: /s/ Christopher Holmgren
                        -------------------------------
                          Name: Christopher Holmgren
                          Title: Director

                                    LENDERS
                                    -------

                    ABN AMRO BANK
                      as a Bank


                    By:   /s/  Scott S. Albert
                        ------------------------------
                        Name:   Scott S. Albert
                        Title:  Vice President


                    By:   /s/  Mary L. Honda
                        ------------------------------
                        Name:   Mary L. Honda
                        Title:  Vice President




                    BANKBOSTON, N.A.
                      as a Bank


                    By:   /s/  Christopher Holmgren
                        ------------------------------
                        Name:   Christopher Holmgren
                        Title:  Director





                    BANKERS TRUST COMPANY
                      as a Bank


                    By:   /s/  Bruce W. Addison
                        ------------------------------
                        Name:   Bruce W. Addison
                        Title:  Vice President





                    BANK OF SCOTLAND
                      as a Bank


                    By:   /s/  Annie Chiu Tat
                        ------------------------------
                        Name:   Annie Chiu Tat
                        Title:  Vice President

                    COMERICA BANK
                         as a Bank


                    By:     /s/ Thomas J. Randall
                        -----------------------------------------------------
                         Name:  Thomas J. Randall
                         Title: Vice President


                    CREDIT LYONNAIS NEW YORK BRANCH
                         as a Bank


                    By:     /s/ Philippe Soustra
                       -------------------------------------------------------
                         Name:  Philippe Soustra
                         Title: Senior Vice President



                    THE FIRST NATIONAL BANK OF CHICAGO
                         as a Bank


                    By:     /s/ William V. Clifford
                       -------------------------------------------------------
                         Name:  Willima V. Clifford
                         Title: Vice President


                    THE FUJI BANK, LIMITED
                         as a Bank


                    By: -----------------------------------------------------
                         Name:
                         Title:

                    GREEN TREE FINANCIAL SERVICING
                    CORPORATION
                         as a Bank


                    By: /s/ Christopher A. Gouskos
                        -------------------------------------------------------
                         Name:   Christopher A. Gouskos
                         Title:  V.P., General Manager



                    HIBERNIA NATIONAL BANK
                         as a Bank


                    By:
                        -------------------------------------------------------
                         Name:
                         Title:



                    MERCANTILE BANK NATIONAL ASSOCIATION
                         as a Bank


                    By:
                        -------------------------------------------------------
                         Name:
                         Title:



                    MITSUBISHI TRUST & BANKING CORP.
                         as a Bank


                    By: /s/ Mr. Nobuo Tominaga
                        -------------------------------------------------------
                         Name:   Mr. Nobuo Tominaga
                         Title:  Chief Manager



                    THE SANWA BANK LIMITED
                         as a Bank


                    By:
                        -------------------------------------------------------
                         Name:
                         Title:

                    STANDARD CHARTERED BANK
                         as a Bank


                    By: /s/ Francois D. Bordes
                        -------------------------------------------------------
                         Name:   Francois D. Bordes
                         Title:  Vice President


                    By: /s/ Kristina McDavid
                        -------------------------------------------------------
                         Name:   Kristina McDavid
                         Title:  Vice President



                    TORONTO DOMINION (TEXAS), INC.
                      as a Bank


                    By: /s/ Neva Nesbitt
                        -------------------------------------------------------
                         Name:   Neva Nesbitt
                         Title:  Vice President



                    UNION BANK OF CALIFORNIA, N.A.
                         as a Bank


                    By: /s/ Randall Osterberg
                        -------------------------------------------------------
                         Name:   Randall Osterberg
                         Title:  Vice President


                    By: /s/ Walter M. Roth
                        -------------------------------------------------------
                         Name:   Walter M. Roth
                         Title:  Vice President



                    WELLS FARGO BANK (TEXAS), N.A.
                         as a Bank


                    By: /s/ Charles D. Kirkham
                        -------------------------------------------------------
                         Name:   Charles D. Kirkham
                         Title:  Vice President

                    DEN NORSKE BANK ASA
                         as a Bank


                    By: /s/ Byron L. Cooley
                        -------------------------------------------------------
                         Name:   Byron L. Cooley
                         Title:  Senior Vice President


                    By: /s/ J. Morten Kreutz
                        -------------------------------------------------------
                         Name:   J. Morten Kreutz
                         Title:  Vice President

                             ISSUING BANKS
                             -------------


                    BANKERS TRUST COMPANY
                      as Issuing Bank


                    By: /s/ Bruce W. Addison
                        ----------------------------
                          Name:   Bruce W. Addison
                          Title:  Vice President



                    TORONTO DOMINION (TEXAS), INC.
                      as Issuing Bank


                    By:
                        ----------------------------
                          Name:
                          Title:



                    BANKBOSTON, N.A.
                      as Issuing Bank


                    By: /s/ Christopher Holmgren
                        ----------------------------
                          Name:   Christopher Holmgren
                          Title:  Director